UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

June 29, 2008
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DEVRY INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tower Lane, Suite 1000 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

(630) 571-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 29, 2008, the Board of Directors of DeVry Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated By-Laws, as amended (the “By-Laws”).  The amendments took effect upon adoption by the Board of Directors.

The amendments to the By-Laws consist of the following:

(i)
amendment to Article I, Section 1 to add the following as the new second sentence thereof, reflecting the requirements of the Delaware General Corporation Law (“DGCL”) as to the designation of the registered agent: “When the registered agent is not a natural person, the corporation shall designate a natural person to receive communications from the registered agent.”

(ii)
amendment to Article II, Section 3 to add the following language in the first sentence thereof after the word “ten”, reflecting in the By-Laws provisions of the DGCL as to the notice to be provided in advance of a stockholders’ meeting regarding a proposed merger or sale of the Company: “(or less than twenty days if a merger or consolidation of the Corporation, or a sale, lease or exchange of all or substantially all of the Corporation’s property or assets, is to be acted upon at the meeting)”.

(iii)	amendment to Article II to add the following new Section 9, reflecting in the By-Laws provisions of the DGCL regarding record dates for stockholders’ meetings and dividends:

“Section 9.   Record Dates.

(a)   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting (or 20 days if a merger or consolidation is to be acted upon at such meeting).  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the next day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the Board of Directors is required by the Certificate of Incorporation of the Corporation or by statute, shall be the first date on which a signed written consent or remote communication setting forth the action taken or proposed to be taken is delivered in the manner required by law to the corporation at its registered office in the State of Delaware or at its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Corporation’s stockholders are recorded.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Certificate of Incorporation or by statute, the record date for determining stockholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(d)   Only those who shall be stockholders of record on the record date so fixed as aforesaid shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to consent to such corporate action in writing or by remote communication, or to receive payment of such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding the transfer of any stock on the books of the corporation after the applicable record date.”

(iv)
amendment to Article II to add the following new Section 10, reflecting in the By-Laws provisions of the DGCL regarding maintenance of stockholder lists: “Lists of Stockholders.  The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting, either on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or, during ordinary business hours, at the principal place of business of the Corporation, and the list shall be produced and kept at the time and place of meeting during the whole time thereof, for inspection by any stockholder who may be present.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.”

(v)
amendment to Article II to add the following new Section 11, reflecting in the By-Laws provisions of the DGCL regarding stockholder appointment of proxies: “Proxies.  Each stockholder entitled to vote at a meeting of the stockholders or to express consent to corporate action in writing or by remote communication without a meeting may authorize another person or persons to act for him by proxy, but no proxy shall be valid after three years from its date unless otherwise provided in the proxy.  Such proxy shall be in writing or remote communication and shall be filed with the secretary of the Corporation before or at the time of the meeting or the giving of such written consent, as the case may be.”

(vi)
amendment to Article II to add the following new Section 12, reflecting in the By-Laws provisions of the DGCL regarding requirements as to voting by ballot with respect to any question or election at a stockholder meeting: “Voting by Ballot.  Any question or any election at a meeting of the stockholders may be decided by voice vote unless the presiding officer shall order that voting be by ballot or unless otherwise provided in the Certificate of Incorporation of the Corporation or required by statute.”

(vii)
amendment to Article III, Section 6 to add the following as the new fourth sentence thereof, reflecting in the By-Laws provisions of the DGCL regarding the methods and effectiveness of notices to Directors of special meetings of the Board of Directors: “Such notice may be given personally, by telephone, by mail (effective when the same shall be deposited in the United States mail), by express delivery service (so that the scheduled delivery time of the notice is at least twenty-four hours in advance of the meeting) or by electronic communication (effective when directed to the director).”

(viii)
amendments to Article III, Section 8 to: (a) add the following as the new first sentence thereof, reflecting that the Board of Directors may elect one of its members Board Chair: “The Board of Directors may elect one of its members Board Chair”; (b) add the clause “and of the stockholders, and shall have such other non-executive functions, authority and duties as may be prescribed by the Board of Directors” after the word “Directors” in the second (formerly first) sentence thereof, reflecting the role and functions of the Board Chair; and (c) add the following as the new third sentence thereof, reflecting that the Board of Directors may elect one of its members as Board Vice Chair: “The Board of Directors may also elect one or more of its members as a Board Vice Chair, who shall have such non-executive functions, authority and duties as may be prescribed by the Board  of Directors.”

(ix)
amendments to Article III, Section 9, reflecting the methods of notice of meetings to Executive Committee members, to: (a) delete the words “written or telephonic” in the second sentence thereof following the word “days’”; and (b) add the following as the new third sentence thereof: “Such notice may be given by the methods described in Section 6 of this article.”

(x)
amendments to Article III, Section 11, reflecting in the By-Laws provisions of the DGCL that any Board of Directors or Board committee action may also be done by consent by electronic transmission and regarding the form of filing in the minutes required with respect to any action by consent of the Board of Directors or any Board committee, to: (a) add the words “or by electronic transmission” after the first occurrence of the word “writing” in the first sentence thereof; (b) add the words “or electronic transmission or transmissions” after the word “writings” in the first sentence thereof; and (c) add the following as the new second sentence thereof: “Such filing shall be in paper form if the minutes are maintained in paper form and in electronic form if the minutes are maintained in electronic form.”

(xi)
amendments to Article IV, Section 1, reflecting that the Board Chair and any Board Vice Chairs are not enumerated as officers of the Company, to: (a) delete the words “a Board Chair” following the word “include” in the first sentence thereof; (b) add the word “a” before the word “President” in the first sentence thereof; and (c) delete the words “Board Vice Chairs,” after the word “more” in the second sentence thereof.

(xii)
amendment to Article IV, Section 3, reflecting that the Board Chair is not enumerated as an officer of the Company, to delete in its entirety the language of Section 3 thereof and to renumber former Section 4 as new Section 3 and to replace it in its entirety with the following: “Chief Executive Officer.  The Chief Executive Officer shall have general supervision, direction and control of the business and affairs of the Corporation, subject to the control of the Board of Directors, and shall have such other functions, authority and duties as may be prescribed by the Board of Directors.  In the absence of the Board Chair, or if no Board Chair has been elected, the Chief Executive Officer shall preside, when present, at all meetings of stockholders and at all meetings of the Board of Directors.  The Chief Executive Officer shall see that all directives and resolutions of stockholders and the Board of Directors are carried into effect.”

(xiii)
amendment to Article IV, Section 4 to delete in its entirety the language of Section 4 thereof and to replace such language in its entirety with the following, reflecting the role of the President (formerly Section 5 of Article IV): “President.  During any period when there shall be a Chief Executive Officer who is not also serving as the President, the President shall have such functions, authority and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.”

(xiv)
amendment to Article IV, Section 5 to delete in its entirety the language of Section 5 thereof and to replace such language in its entirety with the following, providing in the By-Laws for the office of Chief Financial Officer: “Chief Financial Officer.  The Chief Financial Officer shall have general supervision of the financial operations of the Corporation.  The Chief Financial Officer shall also perform such duties and have such other powers as may from time to time be prescribed to them by the Board of Directors, the Chief Executive Officer, or the President.”

(xv)
amendments to Article IV, Section 7 to: (a) delete the words “the Board Chair,” after the word “Directors” in the second sentence thereof, reflecting that the Board Chair is no longer enumerated as an officer of the Company; and (b) make a technical update to the capitalization of the word “corporation” in the fourth sentence thereof.

(xvi)
amendment to Article IV, Section 8 to: delete the words “the Board Chair,” after the second occurrence of the word “Directors” in the first sentence thereof, reflecting that the Board Chair is no longer enumerated as an officer of the Company.

(xvii)
amendments to Article VI, Section 4 to: (a) replace clause (2) in the second sentence thereof in its entirety with the following, reflecting in the By-Laws that under the DGCL a committee of the Board of Directors may authorize indemnification of directors and officers of the Company: “by a committee of such Directors designated by majority vote of such directors, even though less than a quorum”; (b) renumber former clauses (2) and (3) in the second sentence thereof as new clauses (3) and (4), respectively.

(xviii)
amendment to Article VI to add the following new Section 9 thereof, reflecting that the indemnification rights of directors and officers are contractual: “The provisions of this article shall be deemed to be a contract between the Corporation and each person who serves as such officer or director in any such capacity at any time while this article and the relevant provisions of the Delaware General Corporation Law or other applicable laws, if any, are in effect, and any repeal or modification of any such law or of this article shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.”

(xix)
amendment to Article VII, Section 3, reflecting in the By-Laws provisions of the DGCL that waivers of any notices required under the Company’s Certificate of Incorporation or By-Laws may be by electronic transmission, to add the phrase “or a waiver by electronic transmission by the person entitled to such notice,” following the second occurrence of the word “notice,” in the first sentence thereof.

(xx)
amendments to Article VII, Section 4 to: (a) provide that directors may resign by serving notice in writing or by electronic transmission of such resignation on the Chief Executive Officer or the Secretary of the Company, by adding the following as the new first sentence thereof: “Any Director, whenever elected or appointed, may resign at any time by serving notice in writing or by electronic transmission of such resignation on the Chief Executive Officer or the Secretary.”; and (b) provide for the timing of the effectiveness of a Director resignation, by adding the following as the new second sentence thereof: “Any such resignation by a Director shall take effect at the time specified in the notice of resignation or, if no time is specified, immediately upon receipt of the notice.”

(xxi)
amendment to Article VII to add the following new Section 6 thereof to define “electronic transmission” in the manner provided in the DGCL: “Electronic Transmissions.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient, and that may be directly reproduced in paper form by such recipient through an automated process.”

Dennis Keller, who has served as Board Chair of the Company since 1987, will continue to serve in the position of Board Chair under the provisions of the By-Laws as amended by these amendments.

In addition, for clarification purposes only, the text of Article III, Section 2 of the By-Laws currently reads, as reflected in Exhibit 3.1 hereto, in its entirety as follows: “Number, Qualification and Tenure.  The Board of Directors shall consist of thirteen (13) members.  However, the number of Directors may not be increased above, but may be decreased below, that number from time to time by resolution of the Board of Directors.  The Directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3 of this Article, and each Director elected shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Directors need not be residents of the State of Delaware or stockholders of the Corporation.”  The foregoing text was reflected in the copy of the By-Laws filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, dated November 7, 2007, which reported an amendment to this section of the By-Laws.  However, due to an inadvertent clerical error, this text did not appear correctly in the copy of the By-Laws filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, dated December 20, 2007, which reports amendments to other sections of the By-Laws.

A complete copy of the By-Laws, as amended, is attached hereto as Exhibit 3.1.  The description of the amendments to the By-Laws contained herein is qualified in its entirety by the complete text of the amendments, which are attached hereto as Exhibit 3.2 and incorporated by reference into this item.

Item 9.01  Financial Statements and Exhibits.

3.1	Amended and Restated By-Laws of DeVry Inc., as amended as of June 29, 2008.
3.2	Amendments to Amended and Restated By-Laws of DeVry Inc., effective June 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date: July 2, 2008	By:	/s/ Richard M. Gunst
Richard M. Gunst
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated By-Laws of DeVry Inc., as amended as of June 29, 2008.
3.2	Amendments to Amended and Restated By-Laws of DeVry Inc., effective June 29, 2008.